UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 6, 2018
Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1912 Farmer Brothers Drive, Northlake, Texas 76262
(Address of Principal Executive Offices)

888-998-2468
(Registrant’s Telephone Number, Including Area Code)

None
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Explanatory Note

This Amendment No. 1 amends the Current Report on Form 8-K of Farmer Bros. Co. (the "Company") filed on August 3, 2017, to report the retirement of Scott W. Bixby, former Senior Vice President, General Manager Direct Store Delivery, as an officer of the Company, effective July 31, 2017 and as an employee of the Company effective September 30, 2017 (the "Original 8-K Filing"). This Amendment No. 1 amends the Original 8-K Filing solely to include information regarding Mr. Bixby’s separation arrangement and does not affect the accuracy of the information provided in the Original 8-K Filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)     On February 6, 2018, the Company entered into a Settlement Agreement and Mutual General Release (the “Settlement Agreement”) with Mr. Bixby in connection with his retirement and separation from the Company. Pursuant to the Settlement Agreement, the Company has agreed to pay the total amount of one hundred and fifty-three thousand dollars ($153,000.00) less taxes and other withholdings required to be withheld on the payment of severance payments, such amount to be paid in a single lump sum not later than February 16, 2018. Under the Settlement Agreement, Mr. Bixby and the Company entered into a general release of claims and covenant not to sue. Additionally, Mr. Bixby agreed to certain covenants regarding cooperation with the Company in connection with any litigation currently pending or hereinafter brought against the Company or other released parties.

The foregoing description of the Settlement Agreement does not purpose to be complete and is qualified in its entirety by reference to the full text of the Settlement Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Settlement Agreement and Mutual General Release dated February 6, 2018 by and between Farmer Bros. Co. and Scott W. Bixby.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    February 8, 2018

FARMER BROS. CO.

By:	/s/ David G. Robson
David G. Robson
Treasurer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Settlement Agreement and Mutual General Release dated February 6, 2018 by and between Farmer Bros. Co. and Scott W. Bixby.